Cash and Cash Equivalents and Restricted Cash	11 Months Ended
Apr. 30, 2015
Cash and Cash Equivalents and Restricted Cash [Abstract]
Cash and Cash Equivalents and Restricted Cash

6.    Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents are comprised primarily of unrestricted amounts in operating accounts, money market investments and other short-term, highly liquid investments with initial maturities of three months or less. Each is recorded at cost, which approximates fair market value given their short-term nature. In addition, we have restricted cash balances which are classified as either other current assets or other assets on our Consolidated Balance Sheets depending on the nature of the restriction.

Restricted cash is used to collateralize various operating guarantees such as leases, acquisition funding, or letters of credit and is recorded at cost, which approximates fair market value. At April 30, 2015 and May 31, 2014, our total restricted cash balance was $8.1 million and $26.8 million, respectively.

The following is a summary of our cash and cash equivalents for the periods indicated:

	April 30,	May 31,
(in millions)	2015	2014
Cash	$499.7	$365.8
Cash equivalents	27.0	209.5
Total cash and cash equivalents	$526.7	$575.3